Exhibit 10.2

GE Capital
GE Capital Services Pte Ltd
6 Temasek Boulevard #35-01
Suntec Tower Four
Singapore 038986

T +65 6226 3822
F +65 6222 3681

Co. No. 199307961G

23 January 2007

CombinatoRx (Singapore) Pte. Ltd.

11 Biopolis Way

Helios #08-05

Singapore 138667

Attn :	Mr. Ralf Marius Altmeyer
Director

Dear Sir,

Term Loan Facility

Schedule Number 001 and 002 forming a part of the letter of offer dated 20 November 2006.

Schedule Number 001

Loan limit	:	USD778,871.04

Tenure	:	48 months for all new laboratory and scientific equipment

Interest Rate	:	5.44% + COF, (the COF is defined as USA Dollar GE Treasury Cost Of Fund, as of January, 2007 is 4.98% for 48 months COF)

Repayment	:

The Term Loan shall be repaid over 47 equal monthly instalments of USD19,740.24 each and a final instalment of USD19,740.31, the first instalment of which is due and payable on commencement of the loan and thereafter, on the first day of each succeeding month until the whole of the Loan has been paid in full.

Schedule Number 002

Loan limit	:	USD457,331.66

Tenure	:	36 months for all other Equipment

Interest Rate	:	5.44% + COF, (the COF is defined as USA Dollar GE Treasury Cost Of Fund, as of January, 2007 is 5.01% for 36 months COF)

Repayment	:

The Term Loan shall be repaid over 35 equal monthly instalments of USD14,725.38 each and a final instalment of USD14,725.48, the first instalment of which is due and payable on commencement of the loan and thereafter, on the first day of each succeeding month until the whole of the Loan has been paid in full.

Save for the above variation, all other terms and conditions in our previous letter(s) of offer, as may from time to time be varied or supplemented or otherwise modified, shall remain binding and in full force.

Kindly confirm your acceptance by signing on the duplicate of this letter and returning it within seven (7) days from the date hereof, unless an extension has been granted.

Yours faithfully,

/s/ Arie Hendradjat	/s/ Evelyn Chia
Arie Hendradjat	Evelyn Chia
Senior Risk Manager	Chief Risk Officer

/ss

Encl.

To: GE CAPITAL SERVICES PTE LTD

We accept and agree to the foregoing terms and conditions stated herein this Schedule Number 001 and 002.

For And On Behalf Of

COMBINATORX (SINGAPORE) PTE. LTD.

/s/ Ralf Altmeyer	February 14, 2007
Authorised signature and company’s stamp	Date